May 1, 2012

CERTAIN FUNDS INTHE DREYFUS FAMILY OF FUNDS

Supplement to Current Summary Prospectus

Effective May 29, 2012, please use the following address:

Dreyfus Shareholder Services	If your account is opened directly with Dreyfus,
P.O. Box 9879	to open the account, purchase additional shares,
Providence, Rhode Island 02940-8079	or sell shares by mail

Dreyfus Institutional Department	If your account is opened through a third party
P.O. Box 9882	(other than an insurance	company	separate
Providence, Rhode Island 02940-8082	account), to open the	account,	purchase
additional shares, or sell shares by mail

Effective May 29, 2012, the following supersedes any contrary information contained in the Prospectus:

In general, the minimum subsequent investment is $100.

DRY-POSUM-0512